INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 13, 2019 TO THE:

PROSPECTUS DATED DECEMBER 28, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)

and

PROSPECTUS DATED DECEMBER 28, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco DWA Tactical Sector Rotation ETF (DWTR)

Invesco S&P High Income Infrastructure ETF (GHII)

Invesco Shipping ETF (SEA)

and

STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2018,

AS REVISED JULY 22, 2019, OF:

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)

Invesco DWA Tactical Sector Rotation ETF (DWTR)

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)

Invesco S&P High Income Infrastructure ETF (GHII)

Invesco Shipping ETF (SEA)

and

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED

FEBRUARY 28, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco China Real Estate ETF (TAO)

Invesco China Small Cap ETF (HAO)

Invesco Frontier Markets ETF (FRN)

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)

Invesco S&P Global Dividend Opportunities Index ETF (LVL)

and

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 28, 2019, OF:

Invesco Global ESG Revenue ETF (ESGF)

Invesco Global Revenue ETF (RGLB)

Invesco Russell 1000® Low Volatility Factor ETF (OVOL)

Invesco Russell 1000® Momentum Factor ETF (OMOM)

Invesco Russell 1000® Quality Factor ETF (OQAL)

Invesco Russell 1000® Size Factor ETF (OSIZ)

Invesco Russell 1000® Value Factor ETF (OVLU)

Invesco Russell 1000® Yield Factor ETF (OYLD)

Invesco S&P Financials Revenue (RWW)

and

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 28, 2019, OF:

Invesco Emerging Markets Revenue ETF (REEM)

Invesco Emerging Markets Ultra Dividend Revenue ETF (REDV)

Invesco International Revenue ETF (REFA)

Invesco International Ultra Dividend Revenue ETF (RIDV)

(DWIN, DWTR, LDRI, GHII, SEA, TAO, HAO, FRN, EWEM, LVL, ESGF, RGLB,

OVOL, OMOM, OQAL, OSIZ, OVLU, OYLD, RWW, REEM, REDV, REFA and

RIDV are each, a “Fund” and collectively, the “Funds”)

At a meeting held on December 12, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II approved the termination and winding down of each Fund, with the liquidation payment to shareholders expected to take place on or about February 26, 2020.

After the close of business on February 7, 2020, the Funds no longer will accept creation orders. The last day of trading in each Fund on the NYSE Arca, Inc., The Nasdaq Stock Market or the Cboe BZX Exchange, Inc. (each an “Exchange”), as applicable, will be February 14, 2020. Shareholders should be aware that while the Funds are preparing to liquidate, they will not be pursuing their stated investment objective or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

Shareholders may sell their holdings of a Fund on the applicable Exchange until market close on February 14, 2020, and may incur typical transaction fees from their broker-dealer. Each Fund’s shares will no longer trade on the applicable Exchange after market close on February 14, 2020, and the shares will be subsequently delisted. Shareholders who do not sell their shares of a Fund before market close on February 14, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 26, 2020.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-Trust II-PROSAI-SUP 121319